Prudential Bancorp, Inc.

Annual Shareholder Meeting
(NASDAQ: PBIP)
February 19, 2020

Prudential

Disclaimer

This presentation may contain certain forward-looking statements, including statements about the financial condition, results of operations and earnings outlook for Prudential Bancorp, Inc. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond the Company's control, could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties. The Company's reports filed periodically with the Securities and Exchange Commission describe some of these factors including, but are not limited to, general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the federal government, changes in tax policies, rates and regulations of federal, state and local tax authorities, changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of the Company's loan, investment and mortgage-backed securities portfolios, geographic concentration of our business; fluctuations in real estate values; the adequacy of loan loss reserves; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services and fees. Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company at www.psbanker.com under the Investor Relations menu. We undertake no obligation to update any forward-looking statements.

Prudential Bancorp, Inc. Overview

Prudential

- Prudential Bancorp, Inc. (“the Company”) is the holding company for Prudential Bank (“the Bank”).
- The Bank operates out of its main office in Philadelphia, Pennsylvania, its executive offices in Huntingdon Valley, Montgomery County, Pennsylvania (both of which have associated full-service branches) as well as eight additional full-service branch offices, seven of which are in Philadelphia and one is in Drexel Hill, Delaware County.
- We are a community-oriented savings bank with roots in Philadelphia dating back to 1886.

Prudential Bancorp, Inc. Branch Listings

Prudential


Harleysville
Montgomeryville
Warrington
Newtown
Ewing
Lower Makefield Township
Lansdale
Skippack
Gwynedd
Richboro
Warminster
Fairless Hills
Horsham
Levittown
Trooper
Plymouth Township
Ambler
Willow Grove
Feasterville
Norristown
Whitemarsh
Abington
Bensalem
King of Prussia
Conshohocken
Glenside
Bristol
Croydon
Cheltenham
Edgewater Park
Radnor
Willingboro
Newtown Square
Ardmore
Merion Station
Cinnaminson
Marple
Havertown
Moorestown
Drexel Hill
Maple Shade
Springfield
Camden
Cherry Hill
Media
Folsom
Gloucester City
Marlton
Ridley Park
Bellmawr
Chester
Voorhees
Paulsboro
Woodbury
Stratford
Blackwood
Lindenwold
Mantua
Pine Hill
Berlin
Fairview
Swedesboro
PBIP (10)

Address
1834 W Oregon Ave, Philadelphia, PA 19145
2646 E Allegheny Ave, Philadelphia, PA 19134
3993 Huntingdon Pike, Huntingdon Valley, PA 19006
1722 S Broad St, Philadelphia, PA 19145
238A Moore St, Philadelphia, PA 19148
2133 Spring Garden St, Philadelphia, PA 19130
1270 Township Line Rd, Drexel Hill, PA 19026
8000 Frankford Ave, Philadelphia, PA 19136
1500 JFK Blvd, Philadelphia, PA 19103
4800 Richmond St, Philadelphia, PA 19137

Source: S&P Global Market Intelligence

2019 Fiscal Year[1] Highlights

Prudential

- Strong growth in earnings with the Company recording $9.5 million in earnings compared to $7.1 million for fiscal 2018
- ROAA of 0.81% in fiscal 2019 versus 0.72% in fiscal 2018, and ROE of 7.06% versus 5.45% in fiscal 2018, reflecting net interest margin headwinds
- Non-interest expense as a percentage of average assets declined to 1.38% in fiscal 2019 from 1.60% in fiscal 2018
- Payment of four quarterly cash dividends aggregating to $0.20 per share of common stock and a special cash dividend of an additional $0.45 per share of common stock; due to improved profitability, increased quarterly cash dividend rate to $0.07 as of November 2019
- Repurchased 207,543 shares of common stock at an average price of $17.47

(1) PBIP's Fiscal Year ends September 30
Source: Company Documents

Prudential Bancorp, Inc.

Loan Portfolio Composition

Prudential


Commercial & Other Loans 4%
Consumer Loans 0%
Construction & Land Development 24%
One-to-four family residential 49%
Commercial real estate 18%
Multi-family residential 5%

Total Loans[1]: $665,391

9/30/2018


Commercial & Other Loans 4%
Consumer Loans 0%
Construction & Land Development 36%
One-to-four family residential 38%
Multi-family residential 4%
Commercial real estate 18%

Total Loans[1]: $708,233

9/30/2019

(1) Includes undisbursed portion of loans in process and deferred loan costs
Source: Company Documents

Investment Portfolio Composition

Prudential



Corporate Debt Securities 20%
Gov't & Agencies 15%
State & Political Subdivisions 12%
MBS - US Gov't Agencies 53%

Portfolio Value: $362,114

9/30/2018



Corporate Debt Securities 12%
Gov't & Agencies 12%
State & Political Subdivisions 12%
MBS - US Gov't Agencies 64%

Portfolio Value: $582,424

9/30/2019

Source: Company Documents
Note: Portfolio fair value shown

Prudential Bancorp, Inc.

Nonperforming Asset Detail

Prudential

Period Ended *(Dollars in Thousands)*	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
Nonaccrual Loans					
1-4 Family Loans	$ 3,547	$ 4,244	$ 5,107	$ 3,012	$ 3,712
Comm & Multifamily Real Estate Loans	1,589	1,346	1,566	1,627	1,473
Total Real Estate Loans	5,136	5,590	6,673	4,639	5,185
Construction/Development Loans	8,796	10,288	8,724	8,750	8,750
Total Consumer Loans	-	-	-	-	-
Commercial Loans	-	-	-	-	-
Other Loans	-	-	-	-	-
Total Nonaccrual Loans (1)	13,932	15,878	15,397	13,389	13,935
Real Estate Owned	869	581	192	1,026	348
Total Non-performing Assets	14,801	16,459	15,589	14,415	14,283

(1) Includes one borrowing relationship aggregating $10.3 million, $12.3 million, $10.7 million, $10.7 million and $10.7 million for FY 2015, 2016, 2017, 2018 and 2019, respectively.
Source: Company Documents

Summary Balance Sheet Comparison

Prudential

Period Ended *(Dollars in Thousands, except per share data)*	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
Total Assets	$487,189	$559,480	$899,540	$1,081,170	$1,289,434
Cash and Cash Equivalents	11,272	12,440	27,903	48,171	47,968
Investments					
Held-to-maturity	66,384	39,971	61,284	59,852	68,635
Available-for-sale	77,483	138,694	178,402	306,187	512,822
Other	369	2,463	6,002	9,189	18,852
Loans Receivable, Net	312,633	344,948	571,343	602,932	585,456
Deposits	365,074	389,201	635,982	784,258	745,444
FHLB Advances	-	50,638	114,318	154,683	376,904
Stockholders' Equity	117,001	114,002	136,179	128,409	139,611
Loans/Deposits	86.4%	89.5%	90.5%	77.5%	79.3%
Capital Ratios:					
Tangible Common Equity / Tangible Assets (1)	24.02%	20.38%	14.49%	11.33%	10.37%
Tier 1 Ratio	50.63%	38.57%	23.94%	19.74%	18.43%
Risk-based Capital Ratio	51.98%	39.70%	24.83%	20.58%	19.27%
Leverage Ratio	23.73%	20.41%	14.81%	12.51%	10.89%

Dollars in thousands except per share data

(1) Tangible Book Value per Share is a non-GAAP measures. See reconciliation of non-GAAP measures on slide 10.

The Company had no intangible assets for the 2016 fiscal year thus Tangible Book Value equaled Book Value.

Source: Company Documents

Prudential Bancorp, Inc.

Summary Income Statement Comparison

Prudential

Period Ended *(Dollars in Thousands, except per share data)*	**FY 2016**	**FY 2017**	**FY 2018**	**FY 2019**
Total Interest Income	$17,483	$26,343	$34,851	$44,040
Total Interest Expense	3,326	5,266	10,137	19,289
Net Interest Income	14,157	21,077	24,714	24,751
Provision	225	2,990	810	100
Total Non-interest Income	1,337	2,198	2,500	3,094
Total Non-interest Expense	11,290	16,566	15,639	16,270
Income Before Income Taxes	3,979	3,719	10,765	11,475
Income Taxes	1,259	941	3,701 (1)	1,945
Net Income	2,720	2,778	7,064	9,530
Dividends Per Share	$0.12	$0.12	$0.70	$0.65
Diluted Earnings Per Share	$0.36	$0.32	$0.78	$1.07
Return on Average Assets	0.51%	0.35%	0.72%	0.81%
Return on Average Equity	2.36%	2.16%	5.45%	7.06%
Efficiency Ratio (2)	72.87%	71.18%	57.47%	58.43%

(1) FY 2018 taxes include one-time charge of $1.8 million for DTA valuation due to the change in tax rate
(2) Calculated by dividing non-interest expense by the sum of net interest income and non-interest income
Source: Company Documents

Year Over Year Tangible Book Value

Prudential

Tangible Book Value :	As of September 30, 2019	
	Book Value	Tangible Book Value
Total stockholders equity	$139,611	$139,611
Less intangible assets:		
Goodwill	--	6,102
Core deposit intangible	--	448
Total intangibles	--	6,550
Adjusted stockholders equity	$139,611	$133,061
Shares of common stock outstanding	8,889,447	8,889,447
Adjusted book value per share	$15.71	$14.97

The Company believes that the supplemental non-GAAP information provided is utilized by market analysts and others to evaluate a company's financial condition and, therefore, such information is useful to investors. This disclosure should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures presented by other companies.

* Source: Company Documents

Prudential Bancorp, Inc.

Stock Price Performance Since Second-Step IPO



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
10/9/13
4/9/14
10/9/14
4/9/15
10/9/15
4/9/16
10/9/16
4/9/17
10/9/17
4/9/18
10/9/18
4/9/19
10/9/19
2/3/20
$17.79
PBIP (+77.9%)
SNL Thrift Index (+38.1%)

Note: Market data as of 2/3/2020
Source: SNL Financial

Comparison Summary of Q1 Fiscal 2019 and Q1 Fiscal 2020

Prudential

Selected Operating Data:
(Unaudited)

	Three Months Ended	
	Dec. 31, 2018	**Dec. 31, 2019**
	(Dollars in thousands, except per share data)	
Total Interest Income	$10,001	$11,827
Total Interest Expense	3,986	5,484
Net Interest Income	$6,015	$6,343
Provision for Loan Losses	0	125
Total Non-interest Income	380	832
Total Non-interest Expense	3,992	4,021
Income Before Taxes	$2,403	$3,029
Income Taxes	429	566
Net Income	$1,974	$2,463
Dividends Per Share	0.05	0.07
Diluted Earnings Per Share	0.22	0.28

Source: Company Documents

Prudential

Thank you for your attendance today!